UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
                        MARCH 23, 2000
                     ------------------
              (Date of earliest event reported)


         LABORATORY CORPORATION OF AMERICA HOLDINGS
         ------------------------------------------
   (Exact name of registrant as specified in its charter)


   DELAWARE               1-11353              13-3757370
---------------         ------------        ---------------
(State or other         (Commission         (IRS Employer
jurisdiction of         File Number)         Identification
incorporation)                                    Number)


   358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
   -------------------------------------------------------
          (Address of principal executive offices)

                        336-229-1127
                        ------------
    (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

  On March 23, 2000, Laboratory Corporation of America-Registered Trademark- Holdings (LabCorp-Registered Trademark-) announced the signing of an agreement to provide ViroLogic Inc.'s phenotypic HIV drug susceptibility assay, PhenoSense-Trademark-HIV, through LabCorp's national laboratory services network. This agreement adds PhenoSense-Trademark- HIV to LabCorp's existing phenotyping and genotyping test menu, further expanding LabCorp's extensive HIV testing services and offering increased physician choice. Terms of the agreement have not been disclosed.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

 (c)  Exhibit
      20  Press release of the Company dated
          March 23, 2000.

                         SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                         (Registrant)

               By:/s/ BRADFORD T. SMITH
                  ------------------------------
                      Bradford T. Smith
                      Executive Vice President,
                      General Counsel, Secretary
                      and Compliance Officer



Date: March 29, 2000